================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                               -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Action of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 2, 2003


                           MERA PHARMACEUTICALS, INC.
                          (FORMERLY AQUASEARCH, INC. )

             (Exact name of Registrant as specified in its charter)

                               -----------------


           DELAWARE                      33-23460-LA           04-368-3628
           --------                      -----------           -----------
(State or other jurisdiction of      (Commission File         (IRS Employer
incorporation or organization              Number)       Identification Number)



                        777 SOUTH HIGHWAY 101, SUITE 215
                         SOLANA BEACH, CALIFORNIA 92075
                                 (858) 847-0747
          (Address and telephone number of principal executive offices)

                   73-4460 QUEEN KA'AHUMANU HIGHWAY, SUITE 110
                            KAILUA-KONA, HAWAII 96740
                                 (808) 326-9301
         (Address and telephone number of principal operations offices)


================================================================================

      ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On September 2, 2003 the Company engaged Jewett, Schwartz & Associates ("Jewett Schwartz") to audit its financial statements. The decision to engage Jewett Schwartz was approved by the audit committee of the Company's board of directors and ratified by the full Board.

      Prior to its engaging Jewett Schwartz, the Company's financial statements were audited by Buttke, Bersch and Wanzek, PC ("Buttke Bersch"). Buttke Bersch was initially engaged by the Company on January 16, 2002 to audit its financial statements for the fiscal year ended October 31, 2001. Under a series of successive engagements, Buttke Bersch reviewed the Company's periodic filings on Form 10-Q and its current filings on Form 8-K through May 31, 2003 and audited the Company's financial statements for the fiscal year ended October 31, 2002. The Company decided not to extend the engagement of Buttke Bersch, which the company confirmed in writing on September 5. During this period there were no disagreements between the Company and Buttke Bersch on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of, would have caused Buttke Bersch to make a reference to the subject matter of the disagreement(s) in connection with its audit of the Company's financial statements or its review of any periodic filings.

      In connection with its engagement by the Company, Buttke Bersch did express uncertainties about the Company's ability to continue as a going concern and, and provided comments and suggestions on the effectiveness of the Company's controls and procedures. Buttke Bersch but did not express any adverse opinions or disclaimers of opinion or qualification or modification as to uncertainty, audit scope or accounting principles in its audit reports or reviews.

      A copy of a letter from Buttke Bersch addressed to the Securities and Exchange Commission stating whether Buttke Bersch agrees or disagrees with the above statements is attached as an exhibit to this Report on Form 8-K.



                                                    MERA PHARMACEUTICALS, INC.

Dated:     September 9, 2003                        By:  /s/ Daniel P. Beharry
                                                         -----------------------
                                                         Daniel P. Beharry
                                                         Chief Executive Officer




                                  EXHIBIT INDEX

EXHIBIT NUMBER         DESCRIPTION

16.1                   Letter regarding change in certifying accountant, dated
                       September 9, 2003.